Vanguard Growth and Income Fund

Supplement to the Prospectus and Summary Prospectus Dated January 28, 2013

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer of DESIM. She has managed a portion of the Fund since 2013.

Thomas D. Stevens, CFA, Chairman and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2011 (co-managed since 2012).

James P. Stetler, Principal of Vanguard. He has co-managed a portion of the Fund since 2012.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

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Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer of DESIM. She has worked in investment management since 1990; has managed investment portfolios since 1994; and has managed a portion of the Fund since 2013. Education: B.S., University of Washington; Ph.D., New York University Courant Institute of Mathematical Sciences.

Thomas D. Stevens, CFA, Chairman and Principal of Los Angeles Capital. He has worked in investment management and managed investment portfolios since 1976, and has co-managed a portion of the Fund since 2011. Education: B.B.A. and M.B.A., University of Wisconsin.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital. He has worked in investment management since 1982; has managed investment portfolios since 1998; and has co-managed a portion of the Fund since 2011. Education: B.A., University of Virginia; M.B.A., University of Pittsburgh.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986; has been with Vanguard since 1989; and has managed a portion of the Fund since 2011 (co-managed since 2012). Education: A.B., Occidental College.

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982; has worked in investment management since 1996; has managed investment portfolios since 2003; and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998; has worked in investment management since 2001; and has co-managed a portion of the Fund since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

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© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 93 042013

Vanguard Quantitative Funds

Supplement to the Statement of Additional Information Dated January 28, 2013

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” beginning on page B-34 is replaced with the following: Anne Dinning manages a portion of Vanguard Growth and Income Fund; as of February 28, 2013, the Fund held assets of $4.5 billion. As of March 27, 2013, Dr. Dinning also managed eight other pooled investment vehicles with total assets of approximately $1.8 billion (advisory fees based in part on account performance for six of these accounts with total assets of approximately $1.2 billion) and 15 other accounts with total assets of approximately $5.1 billion (advisory fees based in part on account performance for five of these accounts with total assets of approximately $2.3 billion).

In the same section, the text under “4. Ownership of Securities” on page B-35 is replaced with the following: As of March 27, 2013, Dr. Dinning did not own any shares of Vanguard Growth and Income Fund.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 93A 042013